Putnam
High Income
Bond Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-29-04

[GRAPHIC OMITTED: WATCH]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

In the first months of 2004, we have continued to see the same positive conditions in financial markets that arose during the recovery of 2003. The U.S. economy and corporate profits have grown impressively based on a solid foundation of rising productivity, low inflation, and low interest rates. With both consumer spending and business capital investment contributing to the expansion, the economy also shows greater equilibrium than has been the case in recent years. These favorable economic conditions have contributed to strong returns in both the stock and bond markets over the reporting period.

Experience teaches us that a run of good news like this does not give reason to be complacent. Rather, in such an environment, active research plays an even more important role in evaluating potential risks. Uncertainties include the possibilities of a rise in interest rates and the adverse effects of a weaker U.S. dollar. Putnam's investment management teams are focused on analyzing these and similar issues. They are also working to identify new opportunities, which may be less abundant than they were in last year's broad rally.

The first half of your fund's fiscal year occurred during a highly favorable period for both convertible and high-yield bonds. Because of the stock market's strong performance during the six-month period, the fund's convertible bond holdings had especially robust returns -- returns that we consider unlikely to recur over the near term. The fund was held back somewhat by its allocation to high-yield bonds, which, despite a strong showing, underperformed convertible bonds. Nevertheless, we believe this diversification is advantageous for shareholders over the long term, as it is designed to reduce volatility.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

April 21, 2004



Report from Fund Management

Fund highlights

 * For the semiannual period ending February 29, 2004, Putnam High Income Bond Fund had total returns of 14.77% at net asset value (NAV) and 12.29% at market price.

 * Due to management's selection of several strong-performing securities, especially in the convertible portion of the portfolio, the fund at NAV outperformed the 12.75% return of its benchmark, the Merrill Lynch All-Convertible Index.

 * The fund's return at NAV slightly outperformed the average return of 14.51% for the Lipper Convertible Securities Funds (closed-end) category. Comparisons in this category can be problematic, however, because at period-end it consisted of only 14 funds.

 * We believe the fund's slightly lower return at market price could be due, in part, to investor concerns that the stronger-than-normal performance in these markets during the past 18 months may be nearing an end. (Market price returns generally reflect changes in investor demand as well.)

 * See the Performance Summary that begins on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Over the past six months, the extraordinarily favorable environment for convertible and high-yield corporate bonds continued the trend of the previous nine months. After three years of negative returns, the stock market rallied strongly, helping to boost convertible securities. Default rates continued to decline, credit quality improved as companies retired or refinanced debt, and investor demand for convertible and high-yield bonds was strong. We focused on fundamental research to select individual securities, many of which performed well. This strategy helped the fund to out perform its benchmark index and its Lipper category average, which contained only convertible securities, based on results at NAV.

FUND PROFILE

Putnam High Income Bond Fund seeks to provide high current income in a portfolio of high-yielding convertible and nonconvertible securities with potential for capital appreciation. The fund invests, under normal circumstances, at least 80% of its net assets in bonds rated below investment grade.



Market overview

Since convertible securities are tied to the equity markets by their ability to convert to the underlying common stocks of their issuing companies, the stock market is an important driver of convertible bond performance. High-yield bonds can also benefit from an improving stock market, because rising equity valuations help improve debt/equity ratios in corporate balance sheets. Of course, the contrary is also true -- a declining stock market can have a negative effect on both convertible and high-yield bonds.

The fund's fiscal year began in the midst of an economic recovery. Key economic indicators such as productivity, manufacturing growth, capital spending, and consumer confidence became increasingly positive while inflation remained in check. These favorable economic reports helped propel the stock market higher, bolstering the returns of your fund's convertible holdings. Moreover, the more volatile sectors in the stock market, including technology and telecommunications, saw the strongest performance.

The best-performing portion of the convertible market contained bonds with underlying equities that had had significant price declines (known as "busted convertibles") during the three-year bear market from 2000 to 2002, and these securities recovered strongly in 2003.

The narrowing of credit yield spreads (the difference in yield between high-rated and low-rated bonds) continued to indicate that, as news about the economy grew more positive, investors seeking higher yields were becoming more willing to take on credit risk. The fact that short-term interest rates have been at historically low levels provided investors with more incentive to seek higher yields.


------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 2/29/04
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Merrill Lynch All-Convertible Index (convertible securities)           12.75%
------------------------------------------------------------------------------
JP Morgan Chase Global High Yield Index (global high-yield
corporate bonds)                                                       10.92%
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.92%
------------------------------------------------------------------------------
Lehman Global Aggregate Bond Index (international bonds)               10.00%
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     14.59%
------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             18.34%
------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 25.22%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 2/29/04.
------------------------------------------------------------------------------



Strategy overview

While most of the fund's convertible holdings appreciated during the period, those with greater equity sensitivity -- i.e., those that generally perform better when the prices of the underlying stocks appreciate (and worse when the stocks decline) -- had the strongest performance. We continued to focus primarily on "busted convertibles," which are securities that have seen large price declines (in both the convertible and the underlying stock price). Some of the fund's busted convertibles benefited from dramatic corporate turnarounds, causing their prices to recover to a greater extent than we had anticipated.

We also increased the number of "mandatory" convertibles in the fund. Unlike a traditional convertible, which converts to the underlying stock only if that stock reaches a certain price, mandatory convertibles automatically convert to stock after a specified period of time. As a result, these securities are more sensitive to the stock market's performance than traditional convertibles, and, because of the strong stock market in 2003, the fund's higher allocation to mandatory convertibles was beneficial for performance.

In the high-yield portion of the fund, we maintained diversity across industry sectors and holdings, which is designed to help protect the fund against increased market volatility. As yields have declined throughout the market, we continued to focus on selectively adding lower-rated, higher-yielding bonds to the portfolio.


[GRAPHIC OMITTED: horizontal bar chart PORTFOLIO COMPOSITION COMPARED]

PORTFOLIO COMPOSITION COMPARED

                             as of 8/31/03      as of 2/29/04

Convertible securities            49.9%              49.4%

Corporate bonds and notes         43.6%              40.2%

Short-term investments             3.8%               8.0%

Common stocks                      2.0%               1.7%

Preferred stocks                   0.3%               0.4%

Other                              0.4%               0.3%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of market value. Holdings will vary over time.



How fund holdings affected performance

Within the busted convertible part of the convertible market, the fund invested in a significant position in Northrop Grumman, the defense contractor. As the post-9/11 terrorism concerns have receded, the stock prices of several defense companies have declined to pre-9/11 levels. The Northrop Grumman issue came with an attractive yield, is backed by a large, solid company, and exemplifies the types of holdings we have been seeking for the fund.

The increase in the fund's holdings of mandatory convertibles toward the end of the period, while not large, contributed positively to returns. The credit quality of these securities tends to be higher than that of busted convertibles, and in this environment, with the potential for interest rates to rise sometime this year, we feel mandatory convertibles provide attractive risk-return characteristics because of their equity sensitivity -- contingent, of course, on continued positive stock market performance.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

Convertible Securities

1  Northrop Grumman Corp.
   Series B, $7.00 cumulative convertible preferred
   Capital goods

2  Service Corp. International
   Convertible subordinated notes, 6.75%, 2008
   Consumer cyclicals

3  United States Cellular Corp.
   Convertible liquid yield option notes,
   zero coupon, 2015
   Communications services

4  Host Marriott Financial Trust
   $3.375 convertible preferred
   Financial

5  FelCor Lodging Trust, Inc.
   Series A, $1.95 cumulative convertible preferred
   Financial

Corporate Bonds

1  Dow Jones TRAC-X NA HY T1
   144A notes, 7.375%, 2009
   Other

2  CSC Holdings, Inc.
   Senior notes, 7.875%, 2007
   Consumer staples

3  Finova Group, Inc.
   Notes, 7.5%, 2009
   Financial

4  Qwest Corp.
   144A notes, 8.875%, 2012
   Communications services

5  Six Flags, Inc.
   Senior notes, 8.875%, 2010
   Consumer staples

Footnote reads:
These holdings represent 10.8% of the fund's net assets as of 2/29/04. The fund's holdings will change over time.


One example of a troubled holding that performed well was Silicon Graphics, a technology company specializing in three-dimensional graphics and animation, desktop workstations, and Web servers. Early in 2004, the company restructured its convertible bonds, resulting in securities that were much more sensitive to its underlying stock price. Shortly after this restructuring, the company's stock more than doubled, boosting the value of the fund's Silicon Graphics holdings significantly. We sold approximately two-thirds of the position shortly before the end of the period and realized an attractive gain for the fund.

In the high-yield portion of the fund, nearly all of the holdings in the portfolio contributed positively to returns. Among the fund's larger positions, cable television company Charter Communications was one of the top performers. While the firm faced competitive and financial pressures, the company met expectations and management's moves to refinance debt eased investor concerns about the company's liquidity.

In addition, finance company Finova Group provided solid returns. The company had encountered significant difficulties a few years ago, particularly in its airplane leasing business. The firm has worked to liquidate assets and manage its sizeable portfolio of loans, and was helped by a significant loan in 2001 from noted investor Warren Buffett through a joint venture. The company repaid the loan earlier this year, ahead of schedule, and prospects for the airline sector have improved more than expected.

Our sizeable stake in the chemicals sector, where we were more heavily weighted than the index, also boosted returns, including investments in Huntsman International, a major producer of basic chemicals and petrochemicals like ethylene and propylene, and Millennium America (a subsidiary of Millennium Chemicals*), which owns three specialty chemical businesses. Although energy prices were high, leading to skepticism about the sector's prospects, this cyclical sector benefited from the improving economy.

Among the fund's few detractors during the period were high-yield bonds issued by Solutia, a diversified specialty chemical company. The firm made news when it settled a high-profile PCB contamination lawsuit in Alabama, and appeared to be on its way to working out balance sheet problems. However, the company surprised the market by filing for bankruptcy. We eliminated the bonds from the portfolio, although we still hold a small warrant position, which gives the fund's management the option to purchase the company's stock in the future.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The fund's management teams

The fund is managed by the Putnam Large-Cap Value and Core Fixed-Income High-Yield teams. The members of the Large-Cap Value Team are David King (Portfolio Leader), Mike Abata, Bart Geer, Deborah Kuenstner, Cole Lannum, Christopher Miller, Jeanne Mockard, and Hugh Mullin. The members of the Core Fixed-Income High-Yield Team are Norm Boucher, Jeffrey Kaufman, Geoffrey Kelley, Stephen Peacher, Neil Reiner, Paul Scanlon, Rosemary Thomsen, and Joseph Towell.

* After the close of the reporting period, Lyondell Chemical Co., another fund holding, agreed to acquire Millennium Chemicals Inc. This transaction would also involve a third fund holding, Equistar Chemicals LP, which is currently 70% owned by Lyondell and 30% owned by Millennium. Announcement of this merger had a substantial impact on Millennium's stock price; however, thus far it has had little impact on the prices of these bonds or their credit profiles.



The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

The fund's returns over this six-month period have been much higher than the historical average for these types of securities because of optimal conditions. There has been tremendous stimulus in the form of tax cuts, a weaker dollar, increased government spending, and interest rates that have been at historically low levels for some time. Meanwhile, there have been few clear signs from the Federal Reserve Board that significant tightening will occur in 2004. The increased willingness among investors to accept risk has helped boost the capital markets, which has also provided economic stimulus.

While we believe it is not likely that the performance of the past six months will be repeated in the near future, that doesn't necessarily mean, in our view, that the environment for these markets will turn negative. The economy is still in a relatively early stage of its recovery, and this economic backdrop has historically been conducive to solid performance for these types of securities. We are cautiously optimistic about the fund's prospects for the remainder of 2004, and we believe that solid returns from individual securities can be attained. We will seek to uncover those opportunities, and, as always, monitor economic and market developments and make necessary adjustments to the portfolio as we see fit.


The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk.



Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended February 29, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares.


------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 2/29/04
------------------------------------------------------------------------------
                                       NAV         Market price
------------------------------------------------------------------------------
6 months                               14.77%      12.29%
------------------------------------------------------------------------------
1 year                                 33.35       24.10
------------------------------------------------------------------------------
5 years                                64.76       40.75
Annual average                         10.50        7.08
------------------------------------------------------------------------------
10 years                              127.77      108.78
Annual average                          8.58        7.64
------------------------------------------------------------------------------
Life of fund
(since 7/9/87)
Annual average                         10.35        9.40
------------------------------------------------------------------------------

Performance does not reflect taxes on reinvested distributions.


------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/29/04
------------------------------------------------------------------------------
                                                             Lipper
                                             JP Morgan       Convertible
                         Merrill Lynch       Chase Global    Securities Funds
                         All-Convertible     High Yield      (closed-end)
                         Index               Index           category average+
------------------------------------------------------------------------------
6 months                 12.75%              10.92%          14.51%
------------------------------------------------------------------------------
1 year                   27.20               24.82           37.28
------------------------------------------------------------------------------
5 years                  49.64               35.37           47.61
Annual average            8.39                6.24            7.44
------------------------------------------------------------------------------
10 years                154.31              102.18          116.43
Annual average            9.78                7.29            7.95
------------------------------------------------------------------------------
Life of fund
(since 7/9/87)
Annual average              --*                 --**          9.48
------------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Index began operations on 12/31/87.

 + Over the 6-month and 1-, 5-, and 10-year periods ended 2/29/04, there were 14, 10, 9, and 7 funds, respectively, in this Lipper category.

** Index began operations on 12/31/93.



------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 2/29/04
------------------------------------------------------------------------------
Distributions (number)                         6
------------------------------------------------------------------------------
Income                                      $0.279
------------------------------------------------------------------------------
Capital gains                                  --
------------------------------------------------------------------------------
Total                                       $0.279
------------------------------------------------------------------------------
Share value:                           NAV         Market price
------------------------------------------------------------------------------
8/31/03                                $7.73       $7.31
------------------------------------------------------------------------------
2/29/04                                 8.56        7.92
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate 1                6.52%       7.05%
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.


------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/04 (MOST RECENT CALENDER QUARTER)
------------------------------------------------------------------------------
                                       NAV         Market price
------------------------------------------------------------------------------
6 months                               12.69%      9.17%
------------------------------------------------------------------------------
1 year                                 32.50      23.00
------------------------------------------------------------------------------
5 years                                65.29      44.91
Annual average                         10.57       7.70
------------------------------------------------------------------------------
10 years                              133.63     124.51
Annual average                          8.86       8.42
------------------------------------------------------------------------------
Life of fund (since 7/9/87)
Annual average                         10.31       9.36
------------------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.



Comparative indexes

JP Morgan Chase Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index used as a broad measure of international investment-grade bonds.

Merrill Lynch All-Convertible Index is an unmanaged index of domestic convertible securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.



A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



The fund's portfolio
February 29, 2004 (Unaudited)

Corporate bonds and notes (41.0%) (a)
Principal amount                                                          Value

Basic Materials (3.9%)
-------------------------------------------------------------------------------
        $1,000 Abitibi-Consolidated Finance LP
               company guaranty 7 7/8s, 2009                             $1,078
        95,000 Acetex Corp. sr. notes 10 7/8s, 2009
               (Canada)                                                 104,500
       110,000 AK Steel Corp. company guaranty
               7 7/8s, 2009                                              97,350
        10,000 AK Steel Corp. company guaranty
               7 3/4s, 2012                                               8,600
        80,000 Appleton Papers, Inc. company
               guaranty Ser. B, 12 1/2s, 2008                            91,000
        40,000 Armco, Inc. sr. notes 8 7/8s, 2008                        35,200
        55,000 Avecia Group PLC company guaranty
               11s, 2009 (United Kingdom)                                47,025
        75,000 Better Minerals & Aggregates Co.
               company guaranty 13s, 2009                                54,000
       100,000 Compass Minerals Group, Inc. company
               guaranty 10s, 2011                                       114,000
       110,000 Compass Minerals International Inc.
               sr. notes stepped-coupon zero %
               (12 3/4s, 12/15/07), 2012 (STP)                           89,100
        32,000 Equistar Chemicals LP notes 8 3/4s,
               2009                                                      32,720
       219,000 Equistar Chemicals LP/Equistar
               Funding Corp. company  guaranty
               10 1/8s,2008                                             237,600
        55,000 Equistar Chemicals LP/Equistar
               Funding Corp. sr. notes 10 5/8s,
               2011                                                      59,675
        55,000 Four M Corp. sr. notes Ser. B, 12s,
               2006                                                      55,000
        60,000 Georgia-Pacific Corp. bonds 7 3/4s,
               2029                                                      58,800
        55,000 Georgia-Pacific Corp. debs. 7.7s,
               2015                                                      58,025
         4,000 Georgia-Pacific Corp. sr. notes
               7 3/8s, 2008                                               4,320
        95,000 Gerdau Ameristeel Corp. sr. notes
               10 3/8s, 2011 (Canada)                                   106,875
       238,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                            283,200
       161,000 HMP Equity Holdings Corp. 144A sr.
               disc. notes zero %, 2008                                  85,330
        75,000 Huntsman Advanced Materials, LLC
               144A sec. notes 11s, 2010                                 84,375
       165,000 Huntsman ICI Chemicals, Inc. company
               guaranty 10 1/8s, 2009                                   167,877
       180,000 Huntsman ICI Holdings sr. disc.
               notes zero %, 2009                                        84,600
EUR     10,000 Huntsman International, LLC sr. sub.
               notes Ser. EXCH, 10 1/8s, 2009                            11,926
       $55,000 Huntsman LLC 144A company guaranty
               11 5/8s, 2010                                             57,475
       170,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                    191,250
        35,000 ISP Holdings, Inc. sec. sr. notes
               Ser. B, 10 5/8s, 2009                                     38,675
        10,000 Kaiser Aluminum & Chemical Corp. sr.
               notes Ser. B, 10 7/8s, 2006 (In
               default) (NON)                                             8,950
       120,000 Kaiser Aluminum & Chemical Corp. sr.
               sub. notes 12 3/4s, 2003 (In
               default) (DEF) (NON)                                      17,700
         4,000 Louisiana-Pacific Corp. sr. sub.
               notes 10 7/8s, 2008                                        4,690
        10,000 Lyondell Chemical Co. bonds 11 1/8s,
               2012                                                      10,900
        15,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                     15,600
       270,000 Lyondell Chemical Co. notes Ser. A,
               9 5/8s, 2007                                             283,500
       100,000 MDP Acquisitions PLC sr. notes
               9 5/8s, 2012 (Ireland)                                   112,500
        49,559 MDP Acquisitions PLC sub. notes
               15 1/2s, 2013 (Ireland) (PIK)                             56,993
       155,000 Millennium America, Inc. company
               guaranty 9 1/4s, 2008                                    168,175
        25,000 Millennium America, Inc. company
               guaranty 7 5/8s, 2026                                     23,750
        20,000 Millennium America, Inc. 144A sr.
               notes 9 1/4s, 2008                                        21,700
        40,000 Nalco Co. 144A sr. notes 7 3/4s,
               2011                                                      41,600
EUR     10,000 Nalco Co. 144A sr. notes 7 3/4s,
               2011                                                      12,547
EUR     10,000 Nalco Co. 144A sr. sub. notes 9s,
               2013                                                      12,547
      $175,000 Nalco Co. 144A sr. sub. notes
               8 7/8s, 2013                                             183,750
        30,000 Noveon International company
               guaranty Ser. B, 11s, 2011                                34,350
         2,000 OM Group, Inc. company guaranty
               9 1/4s, 2011                                               2,100
        45,000 Pacifica Papers, Inc. sr. notes 10s,
               2009 (Canada)                                             47,306
        75,504 PCI Chemicals Canada sec. sr. notes
               10s, 2008 (Canada)                                        73,616
        23,909 Pioneer Cos., Inc. sec. FRN 4.663s,
               2006 (acquired various dates  from
               9/11/97 to 1/7/00, cost $43,530)
               (RES)                                                     23,311
       128,000 Potlatch Corp. company guaranty 10s,
               2011                                                     144,000
        30,000 Resolution Performance Products, LLC
               sr. notes 9 1/2s, 2010                                    30,000
        25,000 Resolution Performance Products, LLC
               144A sec. notes 8s, 2009                                  25,250
EUR     30,000 Rhodia SA unsub. Ser. EMTN, 6 1/4s,
               2005 (France)                                             36,524
       $40,000 Salt Holdings Corp. 144A sr. disc.
               notes stepped-coupon zero %  (12s,
               6/1/06), 2013 (STP)                                       30,400
EUR     65,000 SGL Carbon SA 144A sr. notes 8 1/2s,
               2012 (Luxembourg)                                         82,970
       $80,000 Steel Dynamics, Inc. company
               guaranty 9 1/2s, 2009                                     88,800
       120,000 Stone Container Corp. sr. notes
               9 3/4s, 2011                                             133,800
        45,000 Stone Container Corp. sr. notes
               8 3/8s, 2012                                              48,881
        30,000 Texas Petrochemical Corp. sr. sub.
               notes 11 1/8s, 2006 (In default)
               (NON)                                                     12,900
       305,000 Ucar Finance, Inc. company guaranty
               10 1/4s, 2012                                            347,700
        55,000 United Agri Products 144A sr. notes
               8 1/4s, 2011                                              56,925
        80,000 United States Steel Corp. sr. notes
               9 3/4s, 2010                                              90,200
       130,000 WCI Steel, Inc. sr. notes Ser. B,
               10s, 2004 (In default) (NON)                              63,700
         5,500 Weirton Steel Corp. sr. notes 10s,
               2008 (In default) (NON)                                    1,980
         5,729 Wheeling-Pittsburgh Steel Corp. sr.
               notes 6s, 2010                                             3,724
        11,459 Wheeling-Pittsburgh Steel Corp. sr.
               notes 5s, 2011                                             7,563
        40,000 WHX Corp. sr. notes 10 1/2s, 2005                         36,400
                                                                 --------------
                                                                      4,656,878

Capital Goods (4.4%)
-------------------------------------------------------------------------------
       115,000 AEP Industries, Inc. sr. sub. notes
               9 7/8s, 2007                                             118,163
       190,000 AGCO Corp. company guaranty 9 1/2s,
               2008                                                     208,050
        96,410 Air2 US 144A sinking fund Ser. D,
               12.266s, 2020 (In default) (NON)                               1
       230,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 9 1/4s,
               2012                                                     259,325
       177,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 8 1/2s,
               2008                                                     197,355
       120,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 7 5/8s,
               2006                                                     127,200
        75,000 Allied Waste North America, Inc.
               144A sec. notes 6 1/2s, 2010                              76,125
       124,000 Argo-Tech Corp. company guaranty
               8 5/8s, 2007                                             123,690
       150,000 Argo-Tech Corp. company guaranty
               Ser. D, 8 5/8s, 2007                                     149,625
        30,000 BE Aerospace, Inc. sr. notes 8 1/2s,
               2010                                                      32,550
        85,000 BE Aerospace, Inc. sr. sub. notes
               9 1/2s, 2008                                              84,788
        47,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8 7/8s, 2011                                      45,943
        40,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8s, 2008                                          38,000
        32,000 Berry Plastics Corp. company
               guaranty 10 3/4s, 2012                                    37,120
       105,000 Blount, Inc. company guaranty 13s,
               2009                                                     113,400
       125,000 Blount, Inc. company guaranty 7s,
               2005                                                     127,500
       111,000 Briggs & Stratton company guaranty
               8 7/8s, 2011                                             131,535
        40,000 Browning-Ferris Industries, Inc.
               debs. 7.4s, 2035                                          38,600
        40,000 Browning-Ferris Industries, Inc. sr.
               notes 6 3/8s, 2008                                        41,200
        90,000 Buhrmann US, Inc. company guaranty
               12 1/4s, 2009                                            100,800
        70,000 Crown Holdings SA notes 10 7/8s,
               2013 (France)                                             81,550
       240,000 Crown Holdings SA notes 9 1/2s, 2011
               (France)                                                 270,000
        60,000 Decrane Aircraft Holdings Co.
               company guaranty Ser. B, 12s, 2008                        39,600
       109,000 Earle M. Jorgensen Co. sec. notes
               9 3/4s, 2012                                             120,990
       100,000 FIMEP SA sr. notes 10 1/2s, 2013
               (France)                                                 119,250
EUR     50,000 Flender Holdings 144A sr. notes 11s,
               2010 (Denmark)                                            71,743
       $78,000 Flowserve Corp. company guaranty
               12 1/4s, 2010                                             89,700
        15,000 Fonda Group, Inc. sr. sub. notes
               Ser. B, 9 1/2s, 2007                                      15,300
       130,000 Hexcel Corp. sr. sub. notes 9 3/4s,
               2009                                                     136,175
DEM     95,000 Impress Metal Packaging Holding NV
               sr. sub. notes 9 7/8s,
               2007 (Netherlands)                                        56,118
      $105,000 Invensys, PLC notes 9 7/8s, 2011
               (United Kingdom)                                         103,054
EUR     35,000 Invensys, PLC sr. unsub. notes
               5 1/2s, 2005 (United Kingdom)                             44,307
       $70,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 5/8s, 2010                                      78,225
        16,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 1/4s, 2007                                      16,520
        50,000 L-3 Communications Corp. company
               guaranty 7 5/8s, 2012                                     55,500
        40,000 L-3 Communications Corp. company
               guaranty 6 1/8s, 2013                                     41,100
       195,000 Laidlaw International, Inc. 144A sr.
               notes 10 3/4s, 2011                                      223,763
        35,000 Legrand SA debs. 8 1/2s, 2025
               (France)                                                  37,800
        12,000 Manitowoc Co., Inc. (The) company
               guaranty 10 1/2s, 2012                                    13,650
EUR     25,000 Manitowoc Co., Inc. (The) company
               guaranty 10 3/8s, 2011                                    34,629
       $30,000 Manitowoc Co., Inc. (The) sr. notes
               7 1/8s, 2013                                              31,500
        47,000 Motors and Gears, Inc. sr. notes
               Ser. D, 10 3/4s, 2006                                     41,125
         5,000 Owens-Brockway Glass company
               guaranty 8 7/8s, 2009                                      5,450
        75,000 Owens-Brockway Glass company
               guaranty 8 1/4s, 2013                                     78,938
        70,000 Owens-Brockway Glass company
               guaranty 7 3/4s, 2011                                     74,200
       102,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                             111,945
        70,000 Pliant Corp. sec. notes 11 1/8s,
               2009                                                      72,975
        75,000 Roller Bearing Company of America
               company guaranty Ser. B,  9 5/8s,
               2007                                                      73,875
       105,000 Sensus Metering Systems, Inc. 144A
               sr. sub. notes 8 5/8s, 2013                              106,706
       175,000 Sequa Corp. sr. notes Ser. B,
               8 7/8s, 2008                                             192,500
        20,000 Siebe PLC 144A notes 7 1/8s, 2007
               (United Kingdom)                                          19,750
        65,000 Solo Cup Co. 144A sr. sub. notes
               8 1/2s, 2014                                              67,763
        70,000 TD Funding Corp. company guaranty
               8 3/8s, 2011                                              73,850
       170,000 Tekni-Plex, Inc. company guaranty
               Ser. B, 12 3/4s, 2010                                    183,600
        65,000 Tekni-Plex, Inc. 144A sr. sec. notes
               8 3/4s, 2013                                              67,763
        25,000 Terex Corp. company guaranty 9 1/4s,
               2011                                                      28,000
        46,000 Terex Corp. company guaranty Ser. B,
               10 3/8s, 2011                                             52,095
        75,000 Titan Corp. (The) 144A sr. sub.
               notes 8s, 2011                                            85,500
        88,000 Trimas Corp. company guaranty
               9 7/8s, 2012                                              95,040
        50,000 Vought Aircraft Industries, Inc.
               144A sr. notes 8s, 2011                                   51,750
                                                                 --------------
                                                                      5,214,269

Communication Services (3.6%)
-------------------------------------------------------------------------------
        58,000 Alamosa Delaware, Inc. company
               guaranty 11s, 2010                                        62,205
       105,000 Alamosa Delaware, Inc. 144A sr.
               notes 8 1/2s, 2012                                       100,275
        25,000 American Cellular Corp. company
               guaranty 9 1/2s, 2009                                     23,250
       120,000 American Cellular Corp. sr. notes
               Ser. B, 10s, 2011                                        120,600
       230,000 American Tower Corp. sr. notes
               9 3/8s, 2009                                             243,800
        55,000 American Tower Corp. 144A sr. notes
               7 1/2s, 2012                                              52,800
       100,000 American Towers, Inc. 144A sr. sub.
               notes 7 1/4s, 2011                                       102,250
        30,000 Asia Global Crossing, Ltd. sr. notes
               13 3/8s, 2010 (Bermuda) (In default)
               (NON)                                                      3,375
       240,000 Centennial Cellular Operating Co.
               company guaranty 10 1/8s, 2013                           252,000
        20,000 Cincinnati Bell Telephone Co.
               company guaranty 6.3s, 2028                               18,900
       100,000 Cincinnati Bell, Inc. company
               guaranty 7 1/4s, 2013                                    103,000
        50,000 Cincinnati Bell, Inc. notes 7 1/4s,
               2023                                                      50,000
        60,000 Cincinnati Bell, Inc. sr. sub. notes
               8 3/8s, 2014                                              63,150
       121,000 Crown Castle International Corp. sr.
               notes 9 3/8s, 2011                                       133,100
       185,000 Dobson Communications Corp. sr.
               notes 8 7/8s, 2013                                       159,563
        35,000 Eircom Funding notes 8 1/4s, 2013
               (Ireland)                                                 38,850
        50,000 Fairpoint Communications, Inc. sr.
               sub. notes 12 1/2s, 2010                                  54,000
       125,000 Inmarsat Finance PLC 144A company
               guaranty 7 5/8s, 2012 (United
               Kingdom)                                                 131,250
       140,000 iPCS, Inc. sr. disc. notes
               stepped-coupon zero % (14s,7/15/05),
               2010 (In default) (NON) (STP)                             38,150
        40,000 IWO Holdings, Inc. company guaranty
               14s, 2011 (In default) (NON)                              10,800
        10,000 Level 3 Communications, Inc. sr.
               notes 9 1/8s, 2008                                         8,325
       165,000 Level 3 Financing Inc. 144A sr.
               notes 10 3/4s, 2011                                      165,825
        95,000 Madison River Capital Corp. sr.
               notes 13 1/4s, 2010                                      104,500
        53,000 Nextel Communications, Inc. sr.
               notes 9 1/2s, 2011                                        59,493
         5,000 Nextel Communications, Inc. sr.
               notes 9 3/8s, 2009                                         5,431
       210,000 Nextel Communications, Inc. sr.
               notes 7 3/8s, 2015                                       226,275
        41,000 Nextel Partners, Inc. sr. notes
               12 1/2s, 2009                                             47,560
        75,000 Nextel Partners, Inc. sr. notes 11s,
               2010                                                      83,063
       175,000 Nextel Partners, Inc. sr. notes
               8 1/8s, 2011                                             184,625
        74,000 PanAmSat Corp. company guaranty
               8 1/2s, 2012                                              76,960
       180,000 Qwest Communications International,
               Inc. 144A sr. notes 7 1/2s, 2014                         170,100
       370,000 Qwest Corp. 144A notes 8 7/8s, 2012                      421,800
        50,000 Qwest Services Corp. 144A notes 14s,
               2014                                                      60,500
         5,000 Rogers Cantel, Ltd. debs. 9 3/8s,
               2008 (Canada)                                              5,250
        65,000 Rogers Wireless, Inc. sec. notes
               9 5/8s, 2011 (Canada)                                     79,300
        45,000 Rural Cellular Corp. sr. sub. notes
               Ser. B, 9 5/8s, 2008                                      43,200
        25,000 SBA Communications Corp. sr. notes
               10 1/4s, 2009                                             25,063
        45,000 SBA Telecommunications Inc. 144A sr.
               disc.notes stepped-coupon  zero %
               (9 3/4s, 12/15/07), 2011 (STP)                            31,050
       184,000 Telus Corp. notes 8s, 2011 (Canada)                      219,725
        49,000 Telus Corp. notes 7 1/2s, 2007
               (Canada)                                                  55,384
        50,000 Time Warner Telecom, Inc. 144A sr.
               notes 9 1/4s, 2014                                        49,625
        80,000 TSI Telecommunication Services, Inc.
               company guaranty Ser. B,  12 3/4s,
               2009                                                      88,400
        52,000 UbiquiTel Operating Co. bonds
               stepped-coupon zero % (14s,
               4/15/05), 2010 (STP)                                      48,880
        50,000 UbiquiTel Operating Co. 144A sr.
               notes 9 7/8s, 2011                                        48,625
        60,000 US UnWired, Inc. company guaranty
               stepped-coupon Ser. B,  zero %
               (13 3/8s, 11/1/04), 2009 (STP)                            55,500
       145,000 Western Wireless Corp. sr. notes
               9 1/4s, 2013                                             152,250
                                                                 --------------
                                                                      4,278,027

Conglomerates (0.4%)
-------------------------------------------------------------------------------
       153,000 Tyco International Group SA company
               guaranty 7s,  2028 (Luxembourg)                          162,453
       165,000 Tyco International Group SA company
               guaranty 6 7/8s,  2029 (Luxembourg)                      172,771
        20,000 Tyco International Group SA company
               guaranty 6 3/4s,  2011 (Luxembourg)                       22,093
         1,000 Tyco International Group SA company
               guaranty 6 3/8s,  2005 (Luxembourg)                        1,050
        38,000 Tyco International Group SA notes
               6 3/8s, 2011 (Luxembourg)                                 41,054
        35,000 Tyco International Group SA 144A sr.
               notes 6s, 2013 (Luxembourg)                               36,620
                                                                 --------------
                                                                        436,041

Consumer Cyclicals (9.9%)
-------------------------------------------------------------------------------
       100,000 Ameristar Casinos, Inc. company
               guaranty 10 3/4s, 2009                                   115,000
        50,000 Argosy Gaming Co. sr. sub. notes 9s,
               2011                                                      55,750
        95,000 Argosy Gaming Co. 144A sr. sub.
               notes 7s, 2014                                            97,256
        40,000 ArvinMeritor, Inc. notes 8 3/4s,
               2012                                                      44,800
        65,000 Asbury Automotive Group, Inc. 144A
               sr. sub. notes 8s, 2014                                   65,163
       160,000 Autonation, Inc. company guaranty
               9s, 2008                                                 184,800
        60,000 Beazer Homes USA, Inc. company
               guaranty 8 5/8s, 2011                                     66,600
        20,000 Beazer Homes USA, Inc. company
               guaranty 8 3/8s, 2012                                     22,200
        15,000 Beazer Homes USA, Inc. 144A sr.
               notes 6 1/2s, 2013                                        15,263
        40,000 Building Materials Corp. company
               guaranty 8s, 2008                                         40,000
        40,000 CanWest Media, Inc. sr. sub. notes
               10 5/8s, 2011 (Canada)                                    45,300
        50,000 Chumash Casino & Resort Enterprise
               144A sr. notes 9s, 2010                                   54,688
       158,000 Coinmach Corp. sr. notes 9s, 2010                        168,270
       115,000 Collins & Aikman Products company
               guaranty 10 3/4s, 2011                                   112,125
        30,000 D.R. Horton, Inc. sr. notes 7 7/8s,
               2011                                                      34,350
        20,000 D.R. Horton, Inc. sr. notes 6 7/8s,
               2013                                                      21,350
       130,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                     131,300
        20,000 Dana Corp. notes 10 1/8s, 2010                            23,300
       100,000 Dana Corp. notes 9s, 2011                                120,250
        20,000 Dana Corp. notes 7s, 2029                                 19,700
        30,000 Dana Corp. notes 6 1/4s, 2004                             30,000
       105,000 Dayton Superior Corp. 144A sec.
               notes 10 3/4s, 2008                                      110,250
        20,000 Delco Remy International, Inc.
               company guaranty 11s, 2009                                21,100
        65,000 Delco Remy International, Inc.
               company guaranty 10 5/8s, 2006                            65,325
       150,000 Dex Media West, LLC 144A sr. notes
               8 1/2s, 2010                                             167,625
        70,000 Dex Media, Inc. 144A disc. notes
               stepped-coupon zero % (9s,
               11/15/08), 2013 (STP)                                     46,725
        80,000 Dex Media, Inc. 144A notes 8s, 2013                       80,000
        81,000 Dura Operating Corp. company
               guaranty Ser. D, 9s, 2009                                 82,620
        25,000 Dura Operating Corp. 144A sr. notes
               8 5/8s, 2012                                              26,875
       130,000 FelCor Lodging LP company guaranty
               9 1/2s, 2008 (R)                                         138,125
        56,000 Gap, Inc. (The) notes 6.9s, 2007                          61,880
        95,000 Gaylord Entertainment Co. 144A sr.
               notes 8s, 2013                                           100,581
       205,000 Goodyear Tire & Rubber Co. (The)
               notes 7.857s, 2011                                       174,250
        30,000 Goodyear Tire & Rubber Co. (The)
               notes 6 3/8s, 2008                                        25,800
       129,000 Herbst Gaming, Inc. sec. notes
               Ser. B, 10 3/4s, 2008                                    144,803
       125,000 Hilton Hotels Corp. notes 7 5/8s,
               2012                                                     141,250
       224,000 HMH Properties, Inc. company
               guaranty Ser. B, 7 7/8s, 2008                            231,840
        97,329 Hollinger Participation Trust 144A
               sr. notes 12 1/8s, 2010 (Canada)
               (PIK)                                                    112,172
        85,000 Hollywood Entertainment Corp. sr.
               sub. notes 9 5/8s, 2011                                   87,550
        92,000 Hollywood Park, Inc. company
               guaranty Ser. B, 9 1/4s, 2007                             94,990
       215,000 Horseshoe Gaming Holdings company
               guaranty 8 5/8s, 2009                                    226,556
        30,000 Host Marriott LP company guaranty
               Ser. G, 9 1/4s, 2007 (R)                                  33,225
        30,000 Host Marriott LP sr. notes 7 1/8s,
               2013 (R)                                                  30,975
        75,000 Host Marriott LP sr. notes Ser. E,
               8 3/8s, 2006 (R)                                          79,875
       131,000 Icon Health & Fitness company
               guaranty 11 1/4s, 2012                                   149,995
        99,000 IESI Corp. company guaranty 10 1/4s,
               2012                                                     107,910
        65,000 Inn of the Mountain Gods 144A sr.
               notes 12s, 2010                                           70,688
        30,000 Interface, Inc. 144A sr. sub. notes
               9 1/2s, 2014                                              29,700
        65,000 ITT Corp. debs. 7 3/8s, 2015                              69,225
       100,000 ITT Corp. notes 6 3/4s, 2005                             104,750
        90,000 JC Penney Co., Inc. debs. 7.95s,
               2017                                                     101,700
        11,000 JC Penney Co., Inc. debs. 7.65s,
               2016                                                      12,320
       130,000 JC Penney Co., Inc. debs. 7 1/8s,
               2023                                                     140,725
        75,000 JC Penney Co., Inc. notes 9s, 2012                        91,500
         5,000 JC Penney Co., Inc. notes 8s, 2010                         5,775
       180,000 John Q. Hammons Hotels LP/John Q.
               Hammons Hotels Finance  Corp. III
               1st mtge. Ser. B, 8 7/8s, 2012                           195,750
       135,000 Jostens Holding Corp. 144A sr. disc.
               notes stepped-coupon zero %
               (10 1/4s, 12/1/08), 2013 (STP)                            89,775
        80,000 Jostens, Inc. sr. sub. notes
               12 3/4s, 2010                                             91,200
        60,000 K. Hovnanian Enterprises, Inc.
               company guaranty 10 1/2s, 2007                            70,500
        75,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8 7/8s, 2012                             82,313
        30,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8s, 2012                                 32,550
        40,000 K. Hovnanian Enterprises, Inc. sr.
               notes 6 1/2s, 2014                                        40,500
        55,000 K. Hovnanian Enterprises, Inc. 144A
               sr. notes 6 3/8s, 2014                                    54,588
         2,000 KB Home sr. sub. notes 9 1/2s, 2011                        2,250
        80,000 Lamar Media Corp. company guaranty
               7 1/4s, 2013                                              86,400
        32,000 Lear Corp. company guaranty Ser. B,
               8.11s, 2009                                               37,600
       340,000 Lear Corp. company guaranty Ser. B,
               7.96s, 2005                                              362,100
EUR     30,000 Lear Corp. sr. notes 8 1/8s, 2008                         42,300
      $191,000 Levi Strauss & Co. sr. notes
               12 1/4s, 2012                                            131,790
        60,000 Mandalay Resort Group sr. notes
               6 1/2s, 2009                                              63,300
       140,000 MediaNews Group Inc. 144A sr. sub.
               notes 6 7/8s, 2013                                       144,200
        70,000 Meristar Hospitality Corp. company
               guaranty 9 1/8s, 2011 (R)                                 72,450
        80,000 Meristar Hospitality Corp. company
               guaranty 9s, 2008 (R)                                     82,600
        40,000 Meritage Corp. company guaranty
               9 3/4s, 2011                                              44,800
        55,000 Meritor Automotive, Inc. notes 6.8s,
               2009                                                      57,063
        85,000 Metaldyne Corp. 144A sr. notes 10s,
               2013                                                      87,975
        65,000 MGM Mirage, Inc. company guaranty
               8 1/2s, 2010                                              75,888
         1,000 MGM Mirage, Inc. company guaranty
               8 3/8s, 2011                                               1,153
        95,000 Mohegan Tribal Gaming Authority sr.
               notes 8 1/8s, 2006                                       102,125
        30,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 8 3/8s, 2011                                   33,075
        65,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 6 3/8s, 2009                                   67,925
        80,000 Nortek Holdings, Inc. 144A sr. notes
               stepped-coupon zero %  (10s,
               11/15/07), 2011 (STP)                                     59,000
        55,000 Nortek, Inc. sr. sub. notes Ser. B,
               9 7/8s, 2011                                              61,325
        20,000 Nortek, Inc. 144A sr. notes Ser. B,
               9 1/8s, 2007                                              20,608
        60,000 Oxford Industries, Inc. 144A sr.
               notes 8 7/8s, 2011                                        63,900
        25,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                        27,813
        65,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                            70,688
       161,000 Park Place Entertainment Corp. sr.
               sub. notes 8 7/8s, 2008                                  182,333
       110,000 Penn National Gaming, Inc. company
               guaranty Ser. B, 11 1/8s, 2008                           123,475
       132,000 Penn National Gaming, Inc. sr. sub.
               notes 8 7/8s, 2010                                       141,900
        30,000 Phillips-Van Heusen Corp. 144A sr.
               notes 7 1/4s, 2011                                        30,150
        75,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 3/4s, 2013                                   77,438
        65,000 Pinnacle Entertainment, Inc. 144A
               sr. sub. notes 8 1/4s, 2012                               64,533
        30,000 PRIMEDIA, Inc. company guaranty
               8 7/8s, 2011                                              30,975
       140,000 PRIMEDIA, Inc. company guaranty
               7 5/8s, 2008                                             140,000
       150,000 PRIMEDIA, Inc. 144A sr. notes 8s,
               2013                                                     150,375
        55,000 Reader's Digest Association, Inc.
               (The) 144A sr. notes 6 1/2s, 2011                         55,000
       103,000 Resorts International Hotel and
               Casino, Inc. company guaranty
               11 1/2s, 2009                                            113,815
        15,000 RH Donnelley Finance Corp. I company
               guaranty 8 7/8s, 2010                                     16,950
       134,000 RH Donnelley Finance Corp. I 144A
               sr. notes 8 7/8s, 2010                                   151,420
        77,000 RH Donnelley Finance Corp. I 144A
               sr. sub. notes 10 7/8s, 2012                              91,630
        80,000 Riviera Holdings Corp. company
               guaranty 11s, 2010                                        84,000
        82,000 Russell Corp. company guaranty
               9 1/4s, 2010                                              86,510
       175,000 Saks, Inc. 144A company guaranty 7s,
               2013                                                     182,438
       246,000 Samsonite Corp. sr. sub. notes
               10 3/4s, 2008                                            256,455
        64,000 Schuler Homes, Inc. company guaranty
               10 1/2s, 2011                                             74,640
       265,000 Sealy Mattress Co. sr. sub. notes
               Ser. B, 9 7/8s, 2007                                     274,275
        10,000 Service Corp. International notes
               7.2s, 2006                                                10,475
         5,000 Service Corp. International notes
               6 7/8s, 2007                                               5,225
        21,000 Service Corp. International notes
               6 1/2s, 2008                                              21,525
       194,000 Service Corp. International notes
               6s, 2005                                                 198,850
        25,000 Service Corp. International notes
               Ser. (a), 7.7s, 2009                                      26,750
        79,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 7/8s, 2012                       88,085
        71,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty 7 3/8s, 2007                        76,858
       169,000 Station Casinos, Inc. sr. notes
               8 3/8s, 2008                                             181,675
        75,000 Station Casinos, Inc. 144A sr. sub.
               notes 6 7/8s, 2016                                        75,750
        45,000 Technical Olympic USA, Inc. company
               guaranty 10 3/8s, 2012                                    51,075
        40,000 Technical Olympic USA, Inc. company
               guaranty 9s, 2010                                         43,300
        30,000 Tenneco Automotive, Inc. company
               guaranty Ser. B, 11 5/8s, 2009                            32,400
       100,000 Tenneco Automotive, Inc. sec. notes
               Ser. B, 10 1/4s, 2013                                    116,500
        60,000 Tommy Hilfiger USA, Inc. company
               guaranty 6.85s, 2008                                      62,100
       283,000 Trump Atlantic City Associates
               company guaranty 11 1/4s, 2006                           232,060
       209,000 Trump Casino Holdings, LLC company
               guaranty 11 5/8s, 2010                                   207,433
        70,000 United Auto Group, Inc. company
               guaranty 9 5/8s, 2012                                     77,350
       101,000 Venetian Casino Resort, LLC company
               guaranty 11s, 2010                                       116,150
       115,000 Vertis, Inc. company guaranty
               Ser. B, 10 7/8s, 2009                                    117,300
        65,000 Vertis, Inc. sec. notes 9 3/4s, 2009                      69,225
       100,000 Vertis, Inc. sub. notes 13 1/2s,
               2009                                                      98,750
        40,000 Von Hoffman Press, Inc. company
               guaranty 10 3/8s, 2007                                    39,400
        75,000 Von Hoffman Press, Inc. company
               guaranty 10 1/4s, 2009                                    78,000
        59,035 Von Hoffman Press, Inc. debs. 13s,
               2009 (PIK)                                                52,836
        21,000 WCI Communities, Inc. company
               guaranty 10 5/8s, 2011                                    23,573
       101,000 WCI Communities, Inc. company
               guaranty 9 1/8s, 2012                                    110,595
        59,000 William Carter Holdings Co. (The)
               company guaranty Ser. B,  10 7/8s,
               2011                                                      68,440
        35,000 WRC Media Corp. sr. sub. notes
               12 3/4s, 2009                                             35,306
                                                                 --------------
                                                                     11,736,947

Consumer Staples (6.1%)
-------------------------------------------------------------------------------
        10,000 Adelphia Communications Corp. notes
               Ser. B, 9 7/8s, 2005 (In default)
               (NON)                                                      9,650
        20,000 Adelphia Communications Corp. sr.
               notes 10 7/8s, 2010 (In default)
               (NON)                                                     19,500
       235,000 Adelphia Communications Corp. sr.
               notes Ser. B, 9 7/8s, 2007 (In
               default) (NON)                                           226,775
        80,000 Affinity Group Inc. 144A sr. sub.
               notes 9s, 2012                                            83,000
        40,000 AMC Entertainment, Inc. sr. sub.
               notes 9 7/8s, 2012                                        44,100
        29,000 AMC Entertainment, Inc. sr. sub.
               notes 9 1/2s, 2011                                        30,378
       160,000 AMC Entertainment, Inc. sr. sub.
               notes 9 1/2s, 2009                                       164,200
        80,000 AMC Entertainment, Inc. 144A sr.
               sub. notes 8s, 2014                                       79,800
       148,000 Armkel, LLC/Armkel Finance sr. sub.
               notes 9 1/2s, 2009                                       163,910
        60,000 Atlantic Broadband Finance LLC 144A
               sr. sub. notes 9 3/8s, 2014                               60,150
       136,000 Brand Services, Inc. company
               guaranty 12s, 2012                                       159,120
        90,000 Capital Records, Inc. 144A company
               guaranty 8 3/8s, 2009                                     95,285
        19,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               5/15/06), 2011 (STP)                                      12,445
        35,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               1/15/05), 2010 (STP)                                      28,525
       365,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               11 1/8s, 2011                                            323,938
        70,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 3/4s, 2009                                             61,600
        60,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 1/4s, 2010                                             52,050
       120,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  10s,
               2011                                                     100,200
        63,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  9 5/8s,
               2009                                                      53,708
        61,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  8 5/8s,
               2009                                                      50,783
        90,000 Cinemark USA, Inc. sr. sub. notes
               9s, 2013                                                 100,575
        70,000 Cinemark USA, Inc. sr. sub. notes
               Ser. B, 8 1/2s, 2008                                      72,800
        35,000 Constellation Brands, Inc. company
               guaranty Ser. B, 8s, 2008                                 38,850
         5,000 Constellation Brands, Inc. sr. sub.
               notes Ser. B, 8 1/8s, 2012                                 5,425
         3,000 CSC Holdings, Inc. debs. Ser. B,
               8 1/8s, 2009                                               3,270
       412,000 CSC Holdings, Inc. sr. notes 7 7/8s,
               2007                                                     443,930
        60,000 CSC Holdings, Inc. sr. sub. debs.
               10 1/2s, 2016                                             68,850
        30,000 Dean Foods Co. sr. notes 6 5/8s,
               2009                                                      31,800
        40,000 Del Monte Corp. company guaranty
               Ser. B, 9 1/4s, 2011                                      44,300
        80,000 Del Monte Corp. sr. sub. notes
               8 5/8s, 2012                                              88,400
       175,000 DirecTV Holdings, LLC sr. notes
               8 3/8s, 2013                                             199,063
       271,000 Diva Systems Corp. sr. disc. notes
               Ser. B, 12 5/8s, 2008 (In default)
               (NON)                                                     16,938
       155,000 Doane Pet Care Co. sr. sub. debs.
               9 3/4s, 2007                                             141,050
        35,000 Dole Food Co. sr. notes 8 7/8s, 2011                      37,538
        25,000 Dole Food Co. sr. notes 8 5/8s, 2009                      26,875
        90,000 Domino's, Inc. sr. sub. notes
               8 1/4s, 2011                                              96,750
        20,000 Eagle Family Foods company guaranty
               Ser. B, 8 3/4s, 2008                                      16,000
        30,000 Echostar DBS Corp. sr. notes
               10 3/8s, 2007                                             32,775
        42,000 Echostar DBS Corp. sr. notes 9 1/8s,
               2009                                                      47,460
       220,000 Echostar DBS Corp. 144A sr. notes
               6 3/8s, 2011                                             233,200
        35,000 Elizabeth Arden, Inc. 144A company
               guaranty 7 3/4s, 2014                                     36,138
       154,000 Fleming Cos., Inc. company guaranty
               10 1/8s, 2008 (In default) (NON)                          25,410
         9,000 Fleming Cos., Inc. sr. notes 9 1/4s,
               2010 (In default) (NON)                                    1,485
       210,000 Granite Broadcasting Corp. 144A sec.
               notes 9 3/4s, 2010                                       206,325
        52,000 Gray Television, Inc. company
               guaranty 9 1/4s, 2011                                     57,850
       110,000 Hasbro, Inc. notes 5.6s, 2005                            114,923
         2,287 Knology, Inc. 144A sr. notes 12s,
               2009 (PIK)                                                 2,321
        71,000 Land O'Lakes, Inc. sr. notes 8 3/4s,
               2011                                                      61,770
        50,000 Mediacom LLC/Mediacom Capital Corp.
               sr. notes 9 1/2s, 2013                                    50,750
        55,000 North Atlantic Trading Co. 144A sr.
               notes 9 1/4s, 2012                                        56,375
        35,000 ONO Finance PLC sr. notes 14s, 2011
               (United Kingdom)                                          39,025
        15,000 ONO Finance PLC sr. notes 13s, 2009
               (United Kingdom)                                          15,900
EUR     20,000 ONO Finance PLC sr. notes Ser. REGS,
               14s, 2011 (United Kingdom)                                27,331
       $10,000 Pegasus Communications Corp. sr.
               notes Ser. B, 9 3/4s, 2006                                 9,100
        75,000 Pegasus Satellite sr. notes 12 3/8s,
               2006                                                      69,750
        55,000 Pinnacle Foods Holding Corp. 144A
               sr. sub. notes 8 1/4s, 2013                               57,613
       206,000 Playtex Products, Inc. company
               guaranty 9 3/8s, 2011                                    191,065
       110,000 Playtex Products, Inc. 144A secd.
               notes 8s, 2011                                           114,400
        80,000 Premier International Foods PLC sr.
               notes 12s, 2009 (United Kingdom)                          86,800
        25,000 Quebecor Media, Inc. sr. disc. notes
               stepped-coupon zero %  (13 3/4s,
               7/15/06), 2011 (Canada) (STP)                             22,125
       196,000 Quebecor Media, Inc. sr. notes
               11 1/8s, 2011 (Canada)                                   223,440
        49,000 Regal Cinemas, Inc. company guaranty
               Ser. B, 9 3/8s, 2012                                      55,125
        95,000 Remington Arms Co., Inc. company
               guaranty 10 1/2s, 2011                                    99,275
        40,000 Revlon Consumer Products sr. notes
               9s, 2006                                                  42,200
        80,000 Rite Aid Corp. company guaranty
               9 1/2s, 2011                                              89,200
         5,000 Rite Aid Corp. debs. 6 7/8s, 2013                          4,750
        10,000 Rite Aid Corp. notes 7 1/8s, 2007                         10,050
       125,000 Rite Aid Corp. 144A notes 6 1/8s,
               2008                                                     120,313
         5,000 Rite Aid Corp. 144A notes 6s, 2005                         4,988
       120,000 Sbarro, Inc. company guaranty 11s,
               2009                                                      99,000
        35,000 Scotts Co. (The) 144A sr. sub. notes
               6 5/8s, 2013                                              36,225
       364,000 Six Flags, Inc. sr. notes 8 7/8s,
               2010                                                     374,465
       125,000 Six Flags, Inc. 144A sr. notes
               9 5/8s, 2014                                             131,875
       290,000 TeleWest Communications PLC debs.
               11s, 2007 (United Kingdom) (In
               default) (NON)                                           192,850
        40,000 Videotron Ltee company guaranty
               6 7/8s, 2014 (Canada)                                     41,900
        90,000 Vivendi Universal SA sr. notes
               9 1/4s, 2010 (France)                                    105,975
       135,000 Vivendi Universal SA sr. notes
               6 1/4s, 2008 (France)                                    144,788
       114,000 Williams Scotsman, Inc. company
               guaranty 9 7/8s, 2007                                    112,005
       203,000 Young Broadcasting, Inc. company
               guaranty 10s, 2011                                       217,210
        50,000 Young Broadcasting, Inc. 144A sr.
               sub. notes 8 3/4s, 2014                                   51,750
        20,000 Yum! Brands, Inc. sr. notes 8 7/8s,
               2011                                                      24,700
        39,000 Yum! Brands, Inc. sr. notes 8 1/2s,
               2006                                                      43,485
       105,000 Yum! Brands, Inc. sr. notes 7.7s,
               2012                                                     122,850
       105,000 Yum! Brands, Inc. sr. notes 7.65s,
               2008                                                     120,225
                                                                 --------------
                                                                      7,280,066

Energy (3.0%)
-------------------------------------------------------------------------------
       110,000 Arch Western Finance, LLC 144A sr.
               notes 6 3/4s, 2013                                       116,050
        90,000 Belden & Blake Corp. company
               guaranty Ser. B, 9 7/8s, 2007                             89,100
        90,000 BRL Universal Equipment sec. notes
               8 7/8s, 2008                                              96,075
        54,000 Chesapeake Energy Corp. company
               guaranty 9s, 2012                                         62,303
        35,000 Chesapeake Energy Corp. company
               guaranty 7 3/4s, 2015                                     38,238
       135,000 Chesapeake Energy Corp. sr. notes
               7 1/2s, 2013                                             147,488
        75,000 Comstock Resources, Inc. sr. notes
               6 7/8s, 2012                                              75,844
       100,000 Dresser, Inc. company guaranty
               9 3/8s, 2011                                             108,500
        16,000 El Paso Energy Partners LP company
               guaranty Ser. B, 8 1/2s, 2011                             17,920
        80,000 Encore Acquisition Co. company
               guaranty 8 3/8s, 2012                                     85,600
        80,000 Exco Resources, Inc. 144A company
               guaranty 7 1/4s, 2011                                     82,200
       105,000 Forest Oil Corp. company guaranty
               7 3/4s, 2014                                             110,250
        62,000 Forest Oil Corp. sr. notes 8s, 2008                       66,960
        50,000 Hanover Compressor Co. sr. notes
               8 5/8s, 2010                                              52,500
        75,000 Hanover Compressor Co. sub. notes
               zero %, 2007                                              56,813
        50,000 Hanover Equipment Trust sec. notes
               Ser. A, 8 1/2s, 2008                                      53,000
        68,000 Hornbeck Offshore Services, Inc. sr.
               notes 10 5/8s, 2008                                       75,310
        40,000 Key Energy Services, Inc. sr. notes
               6 3/8s, 2013                                              41,600
         5,000 Leviathan Gas Corp. company guaranty
               Ser. B, 10 3/8s, 2009                                      5,263
        75,000 Massey Energy Co. 144A sr. notes
               6 5/8s, 2010                                              77,250
        80,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                              90,000
        65,000 Offshore Logistics, Inc. company
               guaranty 6 1/8s, 2013                                     63,050
        20,000 Parker & Parsley Co. sr. notes
               8 1/4s, 2007                                              22,862
        90,000 Parker Drilling Co. company guaranty
               Ser. B, 10 1/8s, 2009                                     99,000
       250,000 Pemex Project Funding Master Trust
               company guaranty 7 3/8s, 2014                            271,250
        80,000 Petro Geo-Services notes 10s, 2010
               (Norway)                                                  86,800
       210,000 Pioneer Natural Resources Co.
               company guaranty 9 5/8s, 2010                            267,511
        16,000 Pioneer Natural Resources Co.
               company guaranty 7.2s, 2028                               17,647
        55,000 Plains All American Pipeline
               LP/Plains All American Finance
               Corp. company guaranty 7 3/4s, 2012                       64,488
        80,000 Plains Exploration & Production Co.
               company guaranty Ser. B,  8 3/4s,
               2012                                                      89,400
        65,000 Plains Exploration & Production Co.
               sr. sub. notes 8 3/4s, 2012                               72,638
       115,000 Pogo Producing Co. sr. sub. notes
               Ser. B, 8 1/4s, 2011                                     128,225
        10,000 Pride International, Inc. sr. notes
               10s, 2009                                                 10,663
       113,000 Pride Petroleum Services, Inc. sr.
               notes 9 3/8s, 2007                                       115,966
        80,000 Seabulk International, Inc. company
               guaranty 9 1/2s, 2013                                     84,000
       105,000 Star Gas Partners LP/Star Gas
               Finance Co. sr. notes 10 1/4s, 2013                      116,550
        25,000 Star Gas Partners LP/Star Gas
               Finance Co. 144A sr. notes  10 1/4s,
               2013                                                      27,750
        25,000 Swift Energy Co. sr. sub. notes
               9 3/8s, 2012                                              27,875
       125,000 Trico Marine Services, Inc. company
               guaranty 8 7/8s, 2012                                     88,750
        20,000 Universal Compression, Inc. sr.
               notes 7 1/4s, 2010                                        21,400
        24,000 Vintage Petroleum, Inc. sr. sub.
               notes 7 7/8s, 2011                                        25,440
        90,000 Westport Resources Corp. company
               guaranty 8 1/4s, 2011                                     99,450
        70,000 Westport Resources Corp. 144A
               company guaranty 8 1/4s, 2011                             77,350
        52,000 XTO Energy, Inc. sr. notes 7 1/2s,
               2012                                                      60,710
        45,000 XTO Energy, Inc. sr. notes 6 1/4s,
               2013                                                      49,106
                                                                 --------------
                                                                      3,536,145

Financial (0.7%)
-------------------------------------------------------------------------------
        35,000 Crescent Real Estate Equities LP
               notes 7 1/2s, 2007 (R)                                    36,925
       110,000 Crescent Real Estate Equities LP sr.
               notes 9 1/4s, 2009 (R)                                   121,138
       685,000 Finova Group, Inc. notes 7 1/2s,
               2009                                                     429,838
        65,000 iStar Financial, Inc. sr. notes
               8 3/4s, 2008 (R)                                          73,613
        10,000 iStar Financial, Inc. sr. notes 7s,
               2008 (R)                                                  10,750
        60,000 iStar Financial, Inc. sr. notes 6s,
               2010 (R)                                                  62,100
        70,000 Western Financial Bank sub. debs.
               9 5/8s, 2012                                              80,150
                                                                 --------------
                                                                        814,514

Health Care (2.4%)
-------------------------------------------------------------------------------
       189,000 Alderwoods Group, Inc. company
               guaranty 12 1/4s, 2009                                   210,026
        52,000 Alliance Imaging, Inc. sr. sub.
               notes 10 3/8s, 2011                                       52,390
        82,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                     88,150
       160,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                             178,000
       135,000 Ardent Health Services 144A sr. sub.
               notes 10s, 2013                                          149,850
        70,000 Beverly Enterprises, Inc. sr. notes
               9 5/8s, 2009                                              79,100
        60,000 Biovail Corp. sr. sub. notes 7 7/8s,
               2010 (Canada)                                             60,000
        29,863 Dade Behring, Inc. company guaranty
               11.91s, 2010                                              34,454
        60,000 Extendicare Health Services, Inc.
               company guaranty 9 1/2s, 2010                             66,600
        70,000 Hanger Orthopedic Group, Inc.
               company guaranty 10 3/8s, 2009                            79,013
        10,000 HCA, Inc. debs. 7.19s, 2015                               11,159
        40,000 HCA, Inc. sr. notes 6.95s, 2012                           44,017
       175,000 Healthsouth Corp. notes 7 5/8s, 2012                     167,563
        37,000 Healthsouth Corp. sr. notes 8 1/2s,
               2008                                                      36,538
        37,000 Healthsouth Corp. sr. notes 8 3/8s,
               2011                                                      36,723
        61,000 IASIS Healthcare Corp. company
               guaranty 13s, 2009                                        68,320
        10,000 IASIS Healthcare Corp. company
               guaranty 8 1/2s, 2009                                     10,700
        55,000 Insight Health Services Corp. 144A
               company guaranty 9 7/8s, 2011                             55,825
        39,220 Magellan Health Services, Inc. sr.
               notes Ser. A, 9 3/8s, 2008                                41,769
        90,000 Mediq, Inc. debs. 13s, 2009 (In
               default) (NON)                                                 9
       106,000 MedQuest, Inc. company guaranty
               Ser. B, 11 7/8s, 2012                                    119,780
       255,000 Multicare Companies, Inc. sr. sub.
               notes 9s, 2007 (In default) (NON)                              1
        50,000 NeighborCare, Inc. 144A sr. sub.
               notes 6 7/8s, 2013                                        52,000
        90,000 Omnicare, Inc. sr. sub. notes
               6 1/8s, 2013                                              92,250
        70,000 Owens & Minor, Inc. company guaranty
               8 1/2s, 2011                                              76,650
       100,000 PacifiCare Health Systems, Inc.
               company guaranty 10 3/4s, 2009                           117,250
        90,000 Province Healthcare Co. sr. sub.
               notes 7 1/2s, 2013                                        92,925
        60,000 Stewart Enterprises, Inc. notes
               10 3/4s, 2008                                             66,900
        45,000 Tenet Healthcare Corp. notes 7 3/8s,
               2013                                                      41,625
        10,000 Tenet Healthcare Corp. sr. notes
               6 1/2s, 2012                                               8,825
       170,000 Tenet Healthcare Corp. sr. notes
               6 3/8s, 2011                                             150,875
       195,000 Tenet Healthcare Corp. sr. notes
               5 3/8s, 2006                                             185,250
       150,000 Triad Hospitals, Inc. 144A sr. sub.
               notes 7s, 2013                                           155,250
        75,000 Universal Hospital Services, Inc.
               144A sr. notes 10 1/8s, 2011                              80,063
        40,000 Ventas Realty LP/Capital Corp.
               company guaranty 9s, 2012                                 45,500
                                                                 --------------
                                                                      2,755,350

Other (1.4%)
-------------------------------------------------------------------------------
     1,680,000 Dow Jones TRAC-X NA HY T1 144A notes
               7 3/8s, 2009                                           1,686,871

Technology (1.4%)
-------------------------------------------------------------------------------
        64,000 AMI Semiconductor, Inc. company
               guaranty 10 3/4s, 2013                                    75,200
        68,000 DigitalNet Holdings Inc. sr. notes
               9s, 2010                                                  73,270
EUR    105,000 Getronics NV sub. notes 13s, 2008
               (Netherlands)                                             62,612
      $211,000 Iron Mountain, Inc. company guaranty
               8 5/8s, 2013                                             229,990
       135,000 Lucent Technologies, Inc. debs.
               6.45s, 2029                                              110,363
         5,000 Lucent Technologies, Inc. notes
               5 1/2s, 2008                                               4,813
       170,000 Nortel Networks Corp. notes 6 1/8s,
               2006 (Canada)                                            175,950
        69,000 ON Semiconductor Corp. company
               guaranty 13s, 2008                                        82,455
       141,555 Peregrine Systems, Inc. 144A sr.
               notes 6 1/2s, 2007                                       137,308
        75,000 SCG Holding & Semiconductor Corp.
               company guaranty 12s, 2009                                81,469
        45,000 SCG Holding Corp. 144A notes zero %,
               2011                                                      63,450
        85,000 Seagate Technology Hdd Holdings
               company guaranty 8s, 2009 (Cayman
               Islands)                                                  92,013
        55,000 Viasystems, Inc. 144A sr. sub. notes
               10 1/2s, 2011                                             59,950
       105,000 Xerox Capital Trust I company
               guaranty 8s, 2027                                        102,900
        18,000 Xerox Corp. company guaranty 9 3/4s,
               2009                                                      20,970
        55,000 Xerox Corp. notes Ser. MTN, 7.2s,
               2016                                                      56,650
       144,000 Xerox Corp. sr. notes 7 5/8s, 2013                       153,360
        95,000 Xerox Corp. sr. notes 7 1/8s, 2010                       101,413
                                                                 --------------
                                                                      1,684,136

Transportation (0.7%)
-------------------------------------------------------------------------------
        69,000 Allied Holdings, Inc. company
               guaranty Ser. B, 8 5/8s, 2007                             66,930
        70,000 American Airlines, Inc. pass-through
               certificates Ser. 01-1,  6.817s,
               2011                                                      67,200
       140,000 Calair, LLC/Calair Capital Corp.
               company guaranty 8 1/8s, 2008                            124,600
        60,000 Delta Air Lines, Inc. notes 7.9s,
               2009                                                      44,100
        50,000 Delta Air Lines, Inc. pass-through
               certificates Ser. 00-1, 7.779s, 2005                      46,582
       185,000 Kansas City Southern Railway Co.
               company guaranty 9 1/2s, 2008                            206,275
        25,000 Kansas City Southern Railway Co.
               company guaranty 7 1/2s, 2009                             25,750
        97,000 Navistar International Corp. company
               guaranty Ser. B, 9 3/8s, 2006                            107,428
        20,000 Navistar International Corp. sr.
               notes Ser. B, 8s, 2008                                    20,450
        60,000 Northwest Airlines, Inc. company
               guaranty 7 5/8s, 2005                                     58,950
        20,000 Travel Centers of America, Inc.
               company guaranty 12 3/4s, 2009                            23,500
        85,055 US Air, Inc. pass-through
               certificates Ser. 93-A3,
               10 3/8s, 2013 (In default) (NON)                          27,218
                                                                 --------------
                                                                        818,983

Utilities & Power (3.1%)
-------------------------------------------------------------------------------
        22,000 AES Corp. (The) sr. notes 8 7/8s,
               2011                                                      23,485
         6,000 AES Corp. (The) sr. notes 8 3/4s,
               2008                                                       6,300
       105,000 AES Corp. (The) 144A sec. notes 9s,
               2015                                                     116,025
       150,000 AES Corp. (The) 144A sec. notes
               8 3/4s, 2013                                             165,188
       130,000 Allegheny Energy Supply 144A bonds
               8 1/4s, 2012                                             128,700
        45,000 Allegheny Energy Supply 144A sec.
               notes 10 1/4s, 2007                                       48,375
        32,000 Calpine Canada Energy Finance
               company guaranty 8 1/2s,  2008
               (Canada)                                                  24,720
        10,000 Calpine Corp. sr. notes 8 3/4s, 2007                       8,125
        10,000 Calpine Corp. sr. notes 8 5/8s, 2010                       7,625
       105,000 Calpine Corp. sr. notes 7 7/8s, 2008                      79,800
       338,000 Calpine Corp. 144A sec. notes
               8 1/2s, 2010                                             310,960
        35,000 CenterPoint Energy Resources Corp.
               debs. 6 1/2s, 2008                                        37,744
        20,000 CenterPoint Energy Resources Corp.
               sr. notes Ser. B, 7 7/8s, 2013                            22,981
        20,000 CMS Energy Corp. pass-through
               certificates 7s, 2005                                     20,350
        30,000 CMS Energy Corp. sr. notes 8.9s,
               2008                                                      32,513
        55,000 CMS Energy Corp. sr. notes 8 1/2s,
               2011                                                      58,988
        25,000 CMS Energy Corp. 144A sr. notes
               7 3/4s, 2010                                              25,875
        15,000 Dynegy Holdings, Inc. sr. notes
               6 7/8s, 2011                                              13,088
       190,000 Dynegy Holdings, Inc. 144A sec.
               notes 10 1/8s, 2013                                      211,850
        50,000 Dynegy-Roseton Danskamme company
               guaranty Ser. A, 7.27s, 2010                              50,000
        75,000 Dynegy-Roseton Danskamme company
               guaranty Ser. B, 7.67s, 2016                              71,250
       110,000 Edison Mission Energy sr. notes
               9 7/8s, 2011                                             115,500
        55,000 El Paso Corp. sr. notes 7 3/8s, 2012                      47,850
       115,000 El Paso Corp. sr. notes Ser. MTN,
               7 3/4s, 2032                                              92,288
        25,000 El Paso Natural Gas Co. debs.
               8 5/8s, 2022                                              26,313
        25,000 El Paso Natural Gas Co. sr. notes
               Ser. A, 7 5/8s, 2010                                      25,563
       160,000 El Paso Production Holding Co.
               company guaranty 7 3/4s, 2013                            150,400
        30,000 Kansas Gas & Electric debs. 8.29s,
               2016                                                      31,050
        69,650 Midland Funding II Corp. debs.
               Ser. A, 11 3/4s, 2005                                     74,525
       110,000 Mirant Americas Generation, Inc. sr.
               notes 7.2s, 2008 (In default) (NON)                       88,550
        40,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                       41,500
        90,000 Nevada Power Co. 144A 2nd mtge. 9s,
               2013                                                      99,900
       135,000 Northwest Pipeline Corp. company
               guaranty 8 1/8s, 2010                                    147,150
       260,000 NRG Energy, Inc. 144A sr. sec. notes
               8s, 2013                                                 268,450
        75,000 Orion Power Holdings, Inc. sr. notes
               12s, 2010                                                 91,500
       115,000 PG&E Corp. 144A sec. notes 6 7/8s,
               2008                                                     123,625
        20,000 PG&E Gas Transmission Northwest sr.
               notes 7.1s, 2005                                          20,400
        80,000 PSEG Energy Holdings, Inc. notes
               7 3/4s, 2007                                              83,900
        65,000 SEMCO Energy, Inc. sr. notes 7 3/4s,
               2013                                                      68,900
        40,000 Teco Energy, Inc. notes 10 1/2s,
               2007                                                      46,350
        25,000 Teco Energy, Inc. notes 7.2s, 2011                        26,375
        70,000 Teco Energy, Inc. notes 7s, 2012                          72,713
        50,000 Teco Energy, Inc. sr. notes 7 1/2s,
               2010                                                      53,813
        10,000 Tennessee Gas Pipeline Co. debs. 7s,
               2028                                                       9,350
        15,000 Transcontinental Gas Pipeline Corp.
               debs. 7 1/4s, 2026                                        15,300
        85,000 Utilicorp Canada Finance Corp.
               company guaranty 7 3/4s, 2011
               (Canada)                                                  81,600
        25,000 Utilicorp United, Inc. sr. notes
               9.95s, 2011                                               26,500
        70,000 Western Resources, Inc. sr. notes
               9 3/4s, 2007                                              80,500
        20,000 Williams Cos., Inc. (The) notes
               8 3/4s, 2032                                              21,500
        20,000 Williams Cos., Inc. (The) notes
               8 1/8s, 2012                                              21,800
        25,000 Williams Cos., Inc. (The) notes
               7 5/8s, 2019                                              25,375
         4,000 Williams Cos., Inc. (The) notes
               Ser. A, 6 3/4s, 2006                                       4,135
        95,000 Williams Cos., Inc. (The) sr. notes
               8 5/8s, 2010                                             103,550
        50,000 Williams Holdings Of Delaware notes
               6 1/2s, 2008                                              51,250
                                                                 --------------
                                                                      3,701,417
                                                                 --------------
               Total Corporate bonds and notes
               (cost $46,500,339)                                   $48,599,644

Convertible preferred stocks (26.9%) (a)
Number of shares                                                          Value

Basic Materials (2.7%)
-------------------------------------------------------------------------------
         1,240 Hercules Trust II 6.50% units cum.
               cv. pfd.                                                $961,000
        12,604 IMC Global, Inc. Ser. MEDS, $3.75
               cv. pfd.                                               1,019,664
        52,400 Smurfit-Stone Container Corp.
               Ser. A, $1.75 cum. cv. pfd.                            1,277,250
                                                                 --------------
                                                                      3,257,914

Capital Goods (3.3%)
-------------------------------------------------------------------------------
        19,600 Northrop Grumman Corp. Ser. B, $7.00
               cum. cv. pfd.                                          2,616,600
        39,100 Owens-Illinois, Inc. $2.375 cv. pfd.                   1,334,288
                                                                 --------------
                                                                      3,950,888

Communication Services (1.4%)
-------------------------------------------------------------------------------
        35,020 CenturyTel, Inc. $1.719 cv. pfd.                         871,123
        16,123 Crown Castle International Corp.
               $3.125 cv. pfd.                                          735,612
           417 Microcell Telecommunications, Inc.
               Ser. D, 9.00% cv. pfd. (Canada)                            7,363
                                                                 --------------
                                                                      1,614,098

Consumer Cyclicals (4.1%)
-------------------------------------------------------------------------------
     1,500,000 Baker Hughes, Inc. $7.00 cv. pfd.                              2
         1,350 Radio One, Inc. 6.50% cum. cv. pfd.                    1,442,223
        25,200 Sinclair Broadcast Group, Inc.
               Ser. D, $3.00 cv. pfd.                                 1,165,500
        31,700 Tower Automotive Capital Trust
               $3.375 cv. pfd.                                          895,525
        30,300 TXI Capital Trust I $2.75 cv. pfd.                     1,318,050
                                                                 --------------
                                                                      4,821,300

Consumer Staples (0.5%)
-------------------------------------------------------------------------------
        20,120 Constellation Brands, Inc. Ser. A,
               $1.438 cv. pfd.                                          601,085

Energy (1.7%)
-------------------------------------------------------------------------------
        16,950 Amerada Hess Corp. $3.50 cv. pfd.                      1,055,138
        19,700 Hanover Compressor Capital Trust
               $3.625 cv. pfd.                                          938,213
                                                                 --------------
                                                                      1,993,351

Financial (6.5%)
-------------------------------------------------------------------------------
        19,200 Capital One Financial Corp. $3.125
               cv. pfd.                                                 998,400
        22,300 Chubb Corp. (The) $1.75 cv. pfd.                         655,063
        44,996 Decs Trust IX $6.75 cv. pfd.                             545,577
        60,700 FelCor Lodging Trust, Inc. Ser. A,
               $1.95 cum. cv. pfd. (R)                                1,502,325
        15,403 Hartford Financial Services Group,
               Inc. (The) $3.50 cv. pfd.                              1,008,897
        28,600 Host Marriott Financial Trust $3.375
               cv. pfd.                                               1,512,225
        21,130 Provident Finance Group $2.25 units
               cv. pfd.                                                 763,321
        20,500 UnumProvident Corp. $2.063 cv. pfd.                      656,000
                                                                 --------------
                                                                      7,641,808

Technology (1.7%)
-------------------------------------------------------------------------------
        33,168 Solectron Corp. 1.813 units cv. pfd.                     576,294
        10,800 Xerox Corp. 6.25% cv. pfd.                             1,425,600
                                                                 --------------
                                                                      2,001,894

Transportation (0.8%)
-------------------------------------------------------------------------------
        25,869 Teekay Shipping Corp. $1.813 cv.
               pfd. (Marshall Islands)                                1,002,424

Utilities & Power (4.2%)
-------------------------------------------------------------------------------
        25,250 El Paso Energy Capital Trust I
               $2.375 cv. pfd.                                          795,375
        20,000 ONEOK, Inc. $2.125 units cv. pfd.                        617,500
         9,000 Public Service Enterprise Group,
               Inc. $5.125 cv. pfd.                                     574,875
        40,900 Sempra Energy $2.125 units cv. pfd.                    1,175,875
        17,200 Sierra Pacific Resources $4.50 units
               cum. cv. pfd.                                            652,568
        44,400 Williams Cos., Inc. (The) $2.25 cv.
               pfd.                                                     577,200
         9,830 Williams Cos., Inc. (The) 144A $2.75
               cv. pfd.                                                 626,663
                                                                 --------------
                                                                      5,020,056
                                                                 --------------
               Total Convertible preferred stocks
               (cost $27,042,848)                                   $31,904,818

Convertible bonds and notes (23.5%) (a)
Principal amount                                                          Value

Communication Services (1.6%)
-------------------------------------------------------------------------------
      $400,000 Cybernet Internet Services
               International, Inc. 144A cv. sr.
               disc. notes stepped-coupon zero %
               (13s, 8/15/04) 2009 (Denmark) (In
               default) (NON) (STP)                                          $4
        81,000 Nextel Communications, Inc. cv. sr.
               notes 6s, 2011                                            95,175
     3,580,000 United States Cellular Corp. cv.
               liquid yield option notes (LYON)
               zero %, 2015                                           1,852,650
                                                                 --------------
                                                                      1,947,829

Conglomerates (1.1%)
-------------------------------------------------------------------------------
     1,250,000 GenCorp, Inc. cv. sub. notes 5 3/4s,
               2007                                                   1,275,000

Consumer Cyclicals (3.9%)
-------------------------------------------------------------------------------
       612,000 Amazon.com, Inc. cv. sub. debs.
               4 3/4s, 2009                                             624,240
       300,000 Grey Global Group, Inc. 144A cv.
               debs. 5s, 2033                                           315,563
       614,000 Meristar Hospitality Corp. cv. notes
               9 1/2s, 2010                                             743,708
     1,760,000 Service Corp. International cv. sub.
               notes 6 3/4s, 2008                                     1,942,600
     1,036,000 Tower Automotive, Inc. cv. sub.
               notes 5s, 2004                                         1,036,000
                                                                 --------------
                                                                      4,662,111

Consumer Staples (2.4%)
-------------------------------------------------------------------------------
     1,300,000 Charter Communications, Inc. cv. sr.
               notes 5 3/4s, 2005                                     1,217,125
       193,000 CKE Restaurants, Inc. cv. sub. notes
               4 1/4s, 2004                                             193,483
     1,260,000 Rite Aid Corp. cv. notes 4 3/4s,
               2006                                                   1,444,275
                                                                 --------------
                                                                      2,854,883

Energy (0.9%)
-------------------------------------------------------------------------------
     1,000,000 Parker Drilling Co. cv. sub. bonds
               5 1/2s, 2004                                           1,003,750

Financial (1.7%)
-------------------------------------------------------------------------------
       620,000 E*Trade Group, Inc. cv. sub. notes
               6s, 2007                                                 633,175
     1,410,000 Providian Financial Corp. cv. sr.
               notes 3 1/4s, 2005                                     1,387,088
                                                                 --------------
                                                                      2,020,263

Health Care (0.5%)
-------------------------------------------------------------------------------
       610,000 LifePoint Hospitals, Inc. cv. notes
               4 1/2s, 2009                                             641,263

Technology (8.2%)
-------------------------------------------------------------------------------
       750,000 Amkor Technologies, Inc. cv. notes
               5 3/4s, 2006                                             743,438
     1,297,000 Aspen Technology, Inc. cv. sub.
               debs. 5 1/4s, 2005                                     1,271,060
       980,000 Avaya, Inc. cv. LYON zero %, 2021                        683,550
       680,000 Kulicke & Soffa Industries, Inc. cv.
               sub. notes 5 1/4s, 2006                                  690,200
     1,200,000 Lucent Technologies, Inc. cv. sub.
               debs. 8s, 2031                                         1,449,000
       930,000 Manugistics Group, Inc. cv. sub.
               notes 5s, 2007                                           924,188
     1,509,000 Safeguard Scientifics, Inc. cv. sub.
               notes 5s, 2006                                         1,495,796
     2,180,000 Sanmina Corp. cv. sub. debs. zero %,
               2020                                                   1,122,700
       280,000 Silicon Graphics, Inc. cv. notes
               6 1/2s, 2009                                             743,400
     1,065,000 Solectron Corp. cv. LYON zero %,
               2020                                                     620,363
                                                                 --------------
                                                                      9,743,695

Transportation (0.6%)
-------------------------------------------------------------------------------
       750,000 Continental Airlines, Inc. cv. notes
               4 1/2s, 2007                                             665,625

Utilities & Power (2.6%)
-------------------------------------------------------------------------------
       620,000 AES Corp. (The) cv. sub. notes
               4 1/2s, 2005                                             612,250
     1,400,000 El Paso Corp. cv. debs. zero %, 2021                     647,500
       526,000 Sierra Pacific Resources 144A cv.
               notes 7 1/4s, 2010                                     1,074,355
       440,000 XCEL Energy, Inc. 144A cv. notes
               7 1/2s, 2007                                             689,700
                                                                 --------------
                                                                      3,023,805
                                                                 --------------
               Total Convertible bonds and notes
               (cost $22,582,893)                                   $27,838,224

Common stocks (1.7%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
           214 AboveNet, Inc. (NON)                                     $10,058
        14,000 Altria Group, Inc.                                       805,700
        50,000 AMRESCO Creditor Trust (acquired
               9/20/00, cost $38,655) (NON) (RES)
               (R)                                                          500
            21 Arch Wireless, Inc. Class A (NON)                            468
         2,125 Aurora Foods, Inc. (NON)                                      11
           156 Birch Telecom, Inc. (acquired
               various dates from 9/30/02  to
               6/5/03, cost $--) (NON) (RES)                                  2
       293,993 Contifinancial Corp. Liquidating
               Trust Units                                                2,940
         2,031 Covad Communications Group, Inc.
               (NON)                                                      6,723
           165 Crown Castle International Corp.
               (NON)                                                      1,988
        28,300 GATX Corp.                                               665,616
           144 Genesis HealthCare Corp. (NON)                             3,924
         3,492 Globix Corp. (NON)                                        10,546
            16 Knology, Inc. (NON)                                          133
            64 Leucadia National Corp.                                    3,328
            96 Magellan Health Services, Inc. (NON)                       2,592
            93 Mariner Health Care, Inc. (NON)                            2,023
           147 Mediq, Inc. (NON)                                            591
             3 Microcell Telecommunications, Inc.
               Class A (Canada) (NON)                                        56
           414 Microcell Telecommunications, Inc.
               Class B (Canada) (NON)                                     7,714
         1,710 Pioneer Cos., Inc. (NON)                                  11,406
           334 PSF Group Holdings, Inc. 144A Class
               A (acquired 3/15/96, cost
               $1,015,896) (NON) (RES)                                  501,450
           115 RCN Corp. (NON)                                               32
            25 Sterling Chemicals, Inc. (NON)                               650
           102 Sun Healthcare Group, Inc. (NON)                           1,219
        14,550 VS Holdings, Inc. (NON)                                    1,455
           235 Washington Group International, Inc. (NON)                 9,048
                                                                 --------------
               Total Common stocks
               (cost $3,377,739)                                     $2,050,173

Preferred stocks (0.4%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
         3,964 Avecia Group PLC $4.00 pfd.
               (acquired various dates from
               12/3/03 to 1/26/04, cost $53,174)
               (United Kingdom) (RES) (PIK)                             $67,388
            70 Dobson Communications Corp. 13.00%
               pfd. (PIK)                                                65,100
         1,714 iStar Financial, Inc. $1.95 cum.
               pfd.                                                      44,735
             9 Metrocall Holdings, Inc. Ser. A,
               15.00% cum. pfd.                                             103
            12 Paxson Communications Corp. 14.25%
               cum. pfd. (PIK)                                          113,700
           181 Rural Cellular Corp. 12.25% pfd.
               (PIK)                                                    142,085
                                                                 --------------
               Total Preferred stocks
               (cost $451,275)                                         $433,111

Foreign government bonds and notes (0.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $25,000 Colombia (Republic of) notes
               10 3/4s, 2013                                            $28,725
        75,000 Colombia (Republic of) unsub.
               9 3/4s, 2009                                              84,938
        95,000 Ecuador (Republic of) bonds
               stepped-coupon Ser. REGS, 7s  (8s,
               8/15/04), 2030 (STP)                                      78,850
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $147,427)                                   $192,513

Units (0.1%) (a)
Number of units                                                           Value
-------------------------------------------------------------------------------
        80,000 Morrison Knudsen Corp.                                   $12,800
           208 XCL Equity Units                                          92,328
                                                                 --------------
               Total Units (cost $353,608)                             $105,128

Brady bonds (0.1%) (a) (cost $50,235)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $80,000 Peru (Republic of) coll. FLIRB Ser.
               20YR, 4 1/2s, 2017                                       $68,200

Warrants (--%) (a) (NON)                               Expiration
Number of warrants                                     date               Value
-------------------------------------------------------------------------------
            83 AboveNet, Inc.                          9/8/10            $2,332
            71 AboveNet, Inc.                          9/8/08             2,095
           140 Dayton Superior Corp. 144A              6/15/09                1
           161 Huntsman Co., LLC 144A                  5/15/11           22,540
            72 MDP Acquisitions PLC (Ireland)          10/1/13            3,564
           256 Microcell Telecommunications
               (Canada)                                5/1/08             1,269
           154 Microcell Telecommunications
               (Canada)                                5/1/05               643
            60 Pliant Corp. 144A                       6/1/10                 1
            99 Solutia, Inc. 144A                      7/15/09                1
           240 Travel Centers of America, Inc. 144A    5/1/09             1,200
           220 Ubiquitel, Inc. 144A                    4/15/10                1
           144 Washington Group International, Inc.
               Ser. A                                  1/25/06            1,656
           165 Washington Group International, Inc.
               Ser. B                                  1/25/06            1,518
            90 Washington Group International, Inc.
               Ser. C                                  1/25/06              725
                                                                 --------------
               Total Warrants (cost $100,468)                           $37,546

Short-term investments (8.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $2,796,432 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.03% to 1.08% and a due date of
               March 1, 2004 (d)                                     $2,796,349
     6,839,479 Short-term investments held in
               Putnam commingled cash  account with
               yields ranging from 1.01% to 1.07%
               and due dates  ranging from March 1,
               2004 to April 23, 2004 (d)                             6,839,479
                                                                 --------------
               Total Short-term investments
               (cost $9,635,828)                                     $9,635,828
-------------------------------------------------------------------------------
               Total Investments
               (cost $110,242,660)                                 $120,865,185
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $118,411,692.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at February 29, 2004 was $592,651 or 0.5% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates shown at February 29, 2004.


Forward currency contracts to buy at February 29, 2004 (Unaudited) (aggregate face value $29,452)

                                  Aggregate          Delivery     Unrealized
                     Value        face value         date         depreciation
------------------------------------------------------------------------------
British Pound        $29,440      $29,452            6/16/04      $(12)
------------------------------------------------------------------------------

Forward currency contracts to sell at February 29, 2004 (Unaudited) (aggregate face value $482,710)

                                  Aggregate          Delivery     Unrealized
                     Value        face value         date         appreciation
------------------------------------------------------------------------------
Euro                 $481,270     $482,710           6/16/04      $1,440
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
February 29, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $2,704,897 of
securities on loan (identified cost $110,242,660) (Note 1)       $120,865,185
-------------------------------------------------------------------------------
Cash                                                                  290,964
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           1,310,228
-------------------------------------------------------------------------------
Receivable for securities sold                                        275,772
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                 1,440
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)               3,906
-------------------------------------------------------------------------------
Total assets                                                      122,747,495

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 637,975
-------------------------------------------------------------------------------
Payable for securities purchased                                      550,560
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          213,469
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             31,983
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 27,485
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,104
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                       12
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                 19,890
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                  2,796,349
-------------------------------------------------------------------------------
Other accrued expenses                                                 56,976
-------------------------------------------------------------------------------
Total liabilities                                                   4,335,803
-------------------------------------------------------------------------------
Net assets                                                       $118,411,692

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Note 1)                                         $129,476,986
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                           61,546
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                    (21,751,530)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                  10,624,690
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $118,411,692

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value per share ($118,411,692 divided by
13,825,527 shares)                                                      $8.56
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of operations
Six months ended February 29, 2004 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Interest                                                           $3,605,269
-------------------------------------------------------------------------------
Dividends                                                             950,273
-------------------------------------------------------------------------------
Securities lending                                                      2,115
-------------------------------------------------------------------------------
Total investment income                                             4,557,657

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      419,674
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                         94,386
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              6,434
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        3,295
-------------------------------------------------------------------------------
Auditing                                                               31,210
-------------------------------------------------------------------------------
Other                                                                  54,458
-------------------------------------------------------------------------------
Total expenses                                                        609,457
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                             (1,037)
-------------------------------------------------------------------------------
Net expenses                                                          608,420
-------------------------------------------------------------------------------
Net investment income                                               3,949,237
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    3,063,931
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)           (55,086)
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                    6,263
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period        8,370,199
-------------------------------------------------------------------------------
Net gain on investments                                            11,385,307
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $15,334,544
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                            Six months ended       Year ended
                                                 February 29        August 31
Increase in net assets                                  2004*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $3,949,237       $7,963,721
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                      3,008,845       (1,728,985)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                         8,376,462       17,624,892
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        15,334,544       23,859,628
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income                        (3,857,047)      (7,704,436)
-------------------------------------------------------------------------------
Increase from issuance of common shares in
connection with reinvestment of
distributions                                             --          217,676
-------------------------------------------------------------------------------
Total increase in net assets                      11,477,497       16,372,868

Net assets
-------------------------------------------------------------------------------
Beginning of period                              106,934,195       90,561,327
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income  of $61,546 and
distributions in excess of net investment
income of $30,644, respectively)                $118,411,692     $106,934,195
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Shares outstanding at beginning of period         13,825,527       13,794,807
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                             --           30,720
-------------------------------------------------------------------------------
Shares outstanding at end of period               13,825,527       13,825,527
-------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

                                      Six months
                                           ended
                                     February 29
Per-share                            (Unaudited)                                   Year ended August 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $7.73           $6.56           $7.30           $8.09           $8.32           $8.82
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .29             .58             .60             .67             .74             .82
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .82            1.15            (.72)           (.71)           (.12)           (.33)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.11            1.73            (.12)           (.04)            .62             .49
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.28)           (.56)           (.62)           (.75)           (.85)           (.81)
---------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                           --              --              --              --              --            (.18)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.28)           (.56)           (.62)           (.75)           (.85)           (.99)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.56           $7.73           $6.56           $7.30           $8.09           $8.32
---------------------------------------------------------------------------------------------------------------------------------
Market price,
end of period                              $7.92           $7.31           $6.35           $7.45           $7.94           $8.81
---------------------------------------------------------------------------------------------------------------------------------
Total return at
market price (%)(b)                        12.29*          24.73           (6.77)           3.91             .78           10.29
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $118,412        $106,934         $90,561        $100,130        $110,839        $113,576
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .53*           1.13            1.10            1.14            1.11            1.11
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   3.46*           8.20            8.65            8.91            9.03            9.72
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     30.02*          69.94           56.70          106.41           26.31           78.62
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

    The accompanying notes are an integral part of these financial statements.




Notes to financial statements
February 29, 2004 (Unaudited)


Note 1
Significant accounting policies

Putnam High Income Bond Fund (the "fund"), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks to provide high current income by investing in a portfolio consisting primarily of high-yielding convertible and nonconvertible securities with the potential for capital appreciation. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable holding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At February 29, 2004, the value of securities loaned amounted to $2,704,897. The fund received cash collateral of $2,796,349 which is pooled with collateral of other Putnam funds into 10 issuers of high grade short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2003, the fund had a capital loss carryover of $24,507,868 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
    $4,424,357   August 31, 2008
     1,283,239   August 31, 2009
     9,205,575   August 31, 2010
     9,594,697   August 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2004 $139,111 of losses recognized during the period November 1, 2002 to August 31, 2003.

The aggregate identified cost on a tax basis is $110,700,755, resulting in gross unrealized appreciation and depreciation of $14,739,225 and $4,574,795, respectively, or net unrealized appreciation of $10,164,430.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.75% of the average weekly net assets of the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor serving agent functions to the fund. During the six months ended February 29, 2004, the fund paid PFTC $94,386 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended February 29, 2004, the fund's expenses were reduced by $1,037 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $746, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities.


Note 3
Purchases and sales of securities

During the six months ended February 29, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $32,232,242 and $35,645,856, respectively. There were no purchases or sales of U.S. government securities.


Note 4
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing.



Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal
Executive Officer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


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www.putnaminvestments.com.

212134  061  4/04



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: May 4, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: May 4, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: May 4, 2004